Deferred revenue and income	11 Months Ended
Dec. 31, 2019
Accruals and deferred income [abstract]
Deferred revenue and income
Deferred revenue and income

	December 31, 2019	January 31, 2019
	£000	£000
Due within one year
Deferred revenue	499	499
Deferred other operating income	637	2,875
	1,136	3,374
Due more than one year
Deferred revenue	374	831
	374	831

Total deferred revenue	873	1,330
Total deferred other operating income	637	2,875

Revenues and other operating income of £3.3 million included in deferred revenue as at January 31, 2019, were recognized during the period ended December 31, 2019. Revenues and other operating income of £37.4 million included in deferred revenue as at January 31, 2018, were recognized during the year ended January 31, 2019.
See Note 5 'Revenue' for details on the Group's revenue agreements and revenue recognition.